UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): November 8, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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Item 7.01. REGULATION FD DISCLOSURE

On November 12, 2014, Empire Global Corp. issued a press release announcing that it has reached improved terms to the previously signed letter of intent to acquire the gaming assets of New Gioco Srl. a licenced gaming operator based in Rome, Italy. The new terms are concurrent with the closing of an instrumental corrner agent agreement located on Via Provinciale Montagna Spaccata, in Napoli.

The company's press release announcing the Letter of Intent is included as
Exhibit 99.1.

Item 8.01 OTHER EVENTS

On November 8, 2014, Empire Global Corp. through our wholly owned subsidiary, Multigioco Srl signed a letter of intent with substantially improved terms to acquire all of the gaming assets of New Gioco Srl, which includes 3 corners and 1 agency licence, all the assets, intellectual property, operations and licences governed under the Agenzia delle Dogane e dei Monopoli (formerly Amministrazione Autonoma Monopoli di Stato) ("AAMS") as well as client base and active current gaming business.

The renewed terms were reached contemporaneously with the completion of a key corner agent agreement under Snai SpA, a leading Italian gaming operator, on Via Provinciale Montagna Spaccata, in Napoli. The strategically located bar venue was obtained from a competitor and is situated on a major thoroughfare used by soccer fans visiting SCC Napoli Serie A games. The existing operation currently generates approximately EUR 10,000 per week resulting in an estimated annual EBITDA of EUR 52,000.

The company will pay EUR 450,000 to acquire 100% of the gaming assets of New Gioco Srl which now generate approximately EUR 170,000 in annual EBITDA. The renewed payment terms are entirely earn-out based with monthly payments commencing in January 2015 for a period of 12 months with provisions for amending the schedule.

The transaction is subject to the completion of a Material Definitive Agreement to take effect upon the completion of a 30 day due diligence period and regulatory approval.

The Company will file a current report on Form 8-K under Item 1.01 upon entry into a Material Definitive Agreement, and as required, within four business days after the completion of the Material Definitive Agreement under Item 2.01.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 99.1 - Press Release dated November 12, 2014.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  November 12, 2014.                EMPIRE GLOBAL CORP.


                                     Per: /s/ MICHELE CIAVARELLA, B.SC
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer


EXHIBIT INDEX

Exhibit Number    Description
---------------   -------------------------------------------------------------
99.1              Press Release dated November 12, 2014 captioned "Empire Global
                  Corp. Adds to Gaming Network in Italy"